UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

100 International Drive, Baltimore, MD, 21202

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

BrandywineGLOBAL—

FLEXIBLE BOND FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Flexible Bond Fund for the twelve-month reporting period ended December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

II	BrandywineGLOBAL—Flexible Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities or other instruments with similar economic characteristics. We at Brandywine Global Investment Management, LLC, the Fund’s subadviser, have broad discretion to invest in multiple types of fixed income securities including, but not limited to, sovereign debt, emerging markets debt, corporate debt, high yield debt, bank loans, supranational issues, Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), inflation-linked securities and hybrid securities.

The Fund may invest in fixed income securities issued in foreign currencies and U.S. dollar denominated securities. The Fund can seek investment opportunities anywhere in the world. Under normal market conditions, the Fund’s foreign currency exposure will be limited to 25% of the Fund’s assets.

The Fund may invest in derivative instruments such as foreign currency forwards, bond futures, interest rate futures, index futures, swaps (including interest rate, total return and inflation swaps), credit default swaps (“CDS”), credit default swap index products, instruments involved in currency risk management strategies, options, options on futures and structured credit products. The Fund may use derivatives to enhance total return, as a means of providing additional exposure to certain types of investments, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, as a cash flow management technique or as a substitute for the purchase or sale of securities or currencies. Derivatives are taken into account when determining compliance with the fund’s 80% investment policy.

The Fund may invest without limit in securities that are rated or unrated, including “high yield” or “junk” bonds (that is, securities rated below the Baa/BBB categories or, if unrated, that we determined to be of comparable credit quality). Under normal conditions, the dollar-weighted average effective duration of the Fund’s portfolio is expected to range from 0 to 10 years. However, the Fund may invest without limit in securities of any maturity or duration.

The Fund may invest in asset-backed and mortgage-backed securities but will not invest more than 25% of its assets in asset-backed and mortgage-backed securities that are not issued or guaranteed by, or comprised of securities issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.

The Fund may invest up to 25% of its assets in convertible securities, up to 10% of its assets in preferred equity securities of companies of any size, and up to 10% of its assets in common equity securities of companies of any size. In addition, no more than 5% of the Fund shall be invested in any one non-sovereign issue at time of purchase.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed income market was volatile, but ultimately generated a positive return over the twelve-month reporting period ended December 31, 2023. Looking back, the market rallied over the first quarter, but those gains were erased in the second and third quarters. The market’s initial ascent occurred against a backdrop of shifting expectations regarding global monetary policy and a “flight to quality” given a regional banking crisis. The market then declined as inflation remained elevated and triggered expectations for a “higher for longer” interest rate environment. The market then rallied sharply over the fourth quarter, as the U.S. Federal Reserve Board (the “Fed”) “pivoted” by indicating an end to its monetary tightening campaign and announcing its intention to cut rates three times in 2024. Moderating inflation and hopes that the Fed would orchestrate a “soft landing” for the economy also supported investor sentiment. Against this backdrop, most spread sectors (non-U.S. Treasuries), including investment-grade and high yield corporate bonds, as well as mortgage-backed securities, generated solid results over the reporting period.

On the monetary policy front, after raising interest rates to a twenty-two year high, the Fed held rates steady from September through December 2023, as it monitored incoming economic data. As discussed, toward the end of the year the Fed signaled the likely end to rate hikes. Similar trends occurred in several other developed market countries. The European Central Bank (“ECB”) raised rates to a record high and the Bank of England (“BoE”) hiked rates to a fifteen-year high. With inflation moderating, both central banks held rates steady in the fourth quarter of 2023 and suggested that rates cuts were possible in 2024. In contrast, the Bank of Japan (“BoJ”) maintained its accommodative monetary stance throughout the year.

After rising over the first three quarters, the U.S. dollar gave back its gains toward the end of 2023. The Fed’s pivot and market expectations for aggressive rate cuts in 2024 pushed the greenback down 2.1% during the year, its first annual decline since 2020. Meanwhile, the euro and pound gained 3.1% and 5.4%, respectively, against the U.S. dollar in 2023. While the ECB and BoE are also expected to cut rates, it is anticipated that they will be less aggressive than the Fed. Elsewhere, the Japanese yen fell 7.0% in 2023, given the BoJ’s ultra-loose monetary policy. For the year as a whole, emerging market currencies generated mixed result versus the U.S. dollar.

All told, the Bloomberg Global Aggregate Bond Indexi returned 5.72% for the twelve months ended December 31, 2023. Investors who took on additional risk were rewarded over the reporting period. Global high yield corporate bonds, as measured by the Bloomberg Global High Yield Index (Hedged) (USD)ii, returned 13.66%. Meanwhile, the JPMorgan Emerging Markets Bond Index Globaliii returned 10.45%.

Q. How did we respond to these changing market conditions?

A. Overall portfolio duration slightly decreased during the year, but importantly where we held duration evolved. U.S. Treasury duration starting the year was primarily invested on the

2	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

30-year part of the curve. However, as U.S. economic data came in stronger than expected throughout the year, we rolled down the curve and added five-and ten-year U.S. Treasury exposure.

After the strong fourth quarter of 2023 rally, we took some profits on our U.S. Treasury positions, and to end the year we remained invested to the 10-year part of the U.S. Treasury curve. In the U.S., we continue to favor the intermediate part of the curve, as this can perform well either in soft economic landing or recession scenarios.

The Fund initiated exposure to U.K. gilts and Spanish government bonds in the fourth quarter of 2023. We also increased our exposure to German bunds. The growth slowdown remains more evident in the U.K. and euro area while, at the same time, these central banks have also indicated an end to their rate hiking cycles. We increased positions to select emerging market local currency sovereign bonds early in the year and began selectively trimming some of that exposure later on as it performed well. We currently have exposures to Mexico, Colombia and Brazil. We also trimmed some of our U.S. residential mortgage-backed security (“MBS”) exposure for profit taking. Finally, we initiated and then sold a Japan sovereign duration short.

The Fund utilized currency forwards, interest rate futures and CDS over the reporting period. Currency forwards were used to hedge foreign currency risk, as well as to take active currency positions in the fund. As a reminder, this portfolio primarily hedges back to the base currency of the portfolio. Currency hedges were therefore employed over the period in a number of currencies. Select long active currency positions were also taken to the Australian dollar, Chilean peso, Japanese Yen, Mexican peso, and Thai Baht. Chilean peso and Mexican peso exposure was initiated over the reporting period and contributed to performance. The Japanese yen was trimmed over the reporting period, however it detracted. Finally, exposures to the Australian dollar and Thai baht were sold over the period and did not have an impact on performance.

Interest rate futures were used to manage duration, both along the curve and geographically. Their use had a negative impact to performance, primarily because the lion share of the bond futures exposure was used for U.S. Treasury duration exposure. However, moderate gains from bond futures for exposure to German bunds that were initiated in the fourth quarter contributed to performance.

CDS were also used to both gain and hedge credit exposure during the reporting period. Long credit exposures to the U.S., both investment-grade and high-yield, contributed to returns. However, a tactical short position to European credit detracted from results. Both our long U.S. and short European CDS exposures were sold over the reporting period. We currently hold long European high yield credit exposure that has not had an impact on performance.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	3

Fund overview (cont’d)

Performance review

For the twelve months ended December 31, 2023, Class IS shares of BrandywineGLOBAL — Flexible Bond Fund returned 9.74%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Aggregate Indexiv, returned 5.53% for the same period.

Performance Snapshot as of December 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Flexible Bond Fund:
Class A	4.36%	9.33%
Class C	3.97%	8.54%
Class I	4.46%	9.54%
Class IS	4.61%	9.74%
Bloomberg U.S. Aggregate Index	3.37%	5.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2023 for Class A, Class C, Class I and Class IS shares were 6.14%, 5.64%, 6.61% and 6.69%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class I and Class IS shares would have been 6.59% and 6.66%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

This Fund is the successor to an unregistered private fund (the “Predecessor”). Immediately prior to the Fund commencing operations, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2023, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.10%, 1.86%, 0.85% and 0.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

4	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund had strong positive returns for the reporting period. The top contributor to performance was exposure to select emerging market local currency sovereign bonds. In particular, the Fund’s exposures to Colombia, Mexico and Brazil contributed to performance on the back of high nominal yields and peaking inflation following aggressive and early rate-hiking cycles. Exposure to the Chilean peso also contributed to returns.

U.S. corporate high-yield credit also contributed, followed by investment-grade credit. These sectors benefited from high starting yields and the narrowing of spreads. Risk assets also rallied in hopes that the Fed would be able to orchestrate a soft economic landing. Prime MBS was accretive given the resiliency in the U.S. residential housing market. Finally, U.K. gilts that were added later in the year contributed to performance, as were tactical allocations to German and Spanish government bonds.

Q. What were the leading detractors from performance?

A. On the detractor side, U.S. Treasury duration lagged. The strong fourth quarter of 2023 rally in the position was not enough to offset the second and third quarter bond sell-off. However, we believe the recent fourth quarter rally in duration is encouraging and a sign that the market has pivoted away from a “higher for longer” interest rate scenario. In addition, a lower inflation backdrop, along with the likelihood that central banks have reached peak rates, are all encouraging for duration. A short to Japanese sovereign duration also detracted over the period, as did exposure to the Japanese yen. Finally, a tactical short to European high-yield credit detracted from performance.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	5

Fund overview (cont’d)

Thank you for your investment in the BrandywineGLOBAL — Flexible Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian L. Kloss, JD, CPA

Portfolio Manager

Brandywine Global Investment Management, LLC

Tracy Chen, CFA, CAIA

Portfolio Manager

Brandywine Global Investment Management, LLC

John (“Jack”) P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Anujeet Sareen, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Michael Arno, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

6	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

Renato Latini, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 15, 2024

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. “High yield” or “junk” bonds are subject to greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed, or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Equity securities are subject to market and price fluctuations. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Leverage may increase volatility and possibility of loss. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. As a non-diversified fund, the Fund is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The manager’s investment style may become out of favor and/ or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 29 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	7

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg Global Aggregate Bond Index measures the performance of the global investment-grade, fixed-rate bond markets. The benchmark includes government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers.

ii

The Bloomberg Global High Yield Index (Hedged) (USD) provides a broad-based measure of the global high yield fixed income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, and Emerging Markets Hard Currency High Yield Indices.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

8	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2023 and December 31, 2022 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.36%	$1,000.00	$1,043.60	0.96%	$4.94	Class A	5.00%	$1,000.00	$1,020.37	0.96%	$4.89
Class C	3.97	1,000.00	1,039.70	1.70	8.74	Class C	5.00	1,000.00	1,016.64	1.70	8.64
Class I	4.46	1,000.00	1,044.60	0.75	3.87	Class I	5.00	1,000.00	1,021.42	0.75	3.82
Class IS	4.61	1,000.00	1,046.10	0.65	3.35	Class IS	5.00	1,000.00	1,021.93	0.65	3.31

10	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

[1]	For the six months ended December 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	11

Fund performance (unaudited)

BrandywineGLOBAL — Flexible Bond Fund (the “Fund”) is the successor to an unregistered private fund (the “Predecessor”). The performance prior to May 31, 2016, in the accompanying bar chart and table is that of the Predecessor. Immediately prior to the fund commencing operations, the Predecessor transferred its assets to the fund in exchange for the fund’s Class IS shares. At the time of transfer, the investment policies, objectives, guidelines and restrictions of the fund were in all material respects equivalent to those of the Predecessor. In addition, Brian Kloss, a current portfolio manager of the fund, served as a portfolio manager to the Predecessor. As a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), the fund is subject to certain restrictions under the 1940 Act to which the Predecessor was not subject. As a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the fund is subject to certain restrictions under the Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act, its investment performance could have been adversely affected. Similarly, had the Predecessor been subject to provisions of the Code applicable to regulated investment companies, its investment performance may have been adversely affected. The performance is shown net of an annual management fee of 0.80% and other expenses of 0.10% which reflects the expenses of the Predecessor.

The Predecessor did not have distribution policies. The Predecessor was an unregistered private fund, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 12/31/23	9.33%	8.54%	9.54%	9.74%
Five Years Ended 12/31/23	4.42	N/A	4.69	4.79
Ten Years Ended 12/31/23	N/A	N/A	N/A	4.07
Inception* through 12/31/23	4.22	-2.21	4.49	—

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 12/31/23	5.23%	7.54%	9.54%	9.74%
Five Years Ended 12/31/23	3.52	N/A	4.69	4.79
Ten Years Ended 12/31/23	N/A	N/A	N/A	4.07
Inception* through 12/31/23	3.62	-2.21	4.49	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 5/31/16 through 12/31/23)			36.83%
Class C (Inception date of 9/30/21 through 12/31/23)			-4.91
Class I (Inception date of 5/31/16 through 12/31/23)			39.54
Class IS (12/31/13 through 12/31/23)			48.97

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when

12	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 3.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and IS shares are May 31, 2016, September 30, 2021, May 31, 2016 and March 31, 2013, respectively.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	13

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — Flexible Bond Fund vs. Bloomberg U.S. Aggregate Index† — December 31, 2013 - December 31, 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Flexible Bond Fund on December 31, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

Prior to July 6, 2020, The Fund had a different investment objective and followed different investment strategies under the name BrandywineGLOBAL — Global Flexible Income Fund.

14	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

Schedule of investments

December 31, 2023

BrandywineGLOBAL—Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 62.0%
Communication Services — 3.3%
Diversified Telecommunication Services — 1.1%
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	290,000	$257,736	(a)
Altice France Holding SA, Senior Notes	6.000%	2/15/28	1,270,000	611,129	(a)
Consolidated Communications Inc., Senior Secured Notes	5.000%	10/1/28	1,065,000	874,456	(a)
Level 3 Financing Inc., Senior Notes	3.750%	7/15/29	715,000	304,540	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,400,000	2,390,793	(a)
Total Diversified Telecommunication Services				4,438,654
Interactive Media & Services — 0.9%
TripAdvisor Inc., Senior Notes	7.000%	7/15/25	3,310,000	3,321,204	(a)
Weibo Corp., Senior Notes	3.375%	7/8/30	520,000	448,989
Total Interactive Media & Services				3,770,193
Media — 0.3%
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	250,000	106,290
Nexstar Media Inc., Senior Notes	4.750%	11/1/28	710,000	654,822	(a)
Univision Communications Inc., Senior Secured Notes	6.625%	6/1/27	600,000	598,799	(a)
Total Media				1,359,911
Wireless Telecommunication Services — 1.0%
Kenbourne Invest SA, Senior Notes	6.875%	11/26/24	1,030,000	713,682	(b)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	5.152%	3/20/28	1,785,000	1,777,901	(a)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	1,495,000	1,336,352	(a)
Xiaomi Best Time International Ltd., Senior Notes	3.375%	4/29/30	600,000	526,857	(a)
Total Wireless Telecommunication Services				4,354,792
Total Communication Services				13,923,550
Consumer Discretionary — 5.0%
Automobiles — 1.1%
Aston Martin Capital Holdings Ltd., Senior Secured Notes	10.500%	11/30/25	1,660,000	1,677,347	(a)
Ford Motor Credit Co. LLC, Senior Notes	2.300%	2/10/25	1,170,000	1,125,975
Ford Motor Credit Co. LLC, Senior Notes	6.950%	6/10/26	1,730,000	1,775,762
Total Automobiles				4,579,084
Broadline Retail — 0.8%
Nordstrom Inc., Senior Notes	2.300%	4/8/24	3,250,000	3,216,946

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	15

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL—Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 3.1%
Affinity Interactive, Senior Secured Notes	6.875%	12/15/27	2,670,000	$2,382,050	(a)
Allwyn Entertainment Financing UK PLC, Senior Secured Notes	7.875%	4/30/29	1,650,000	1,687,125	(a)
IRB Holding Corp., Senior Secured Notes	7.000%	6/15/25	2,080,000	2,081,623	(a)
Mohegan Tribal Gaming Authority, Secured Notes	8.000%	2/1/26	3,380,000	3,192,207	(a)
Travel + Leisure Co., Senior Secured Notes	6.625%	7/31/26	490,000	494,751	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	1,250,000	1,247,433	(a)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.500%	3/1/25	2,070,000	2,060,763	(a)
Total Hotels, Restaurants & Leisure				13,145,952
Leisure Products — 0.0%††
Vista Outdoor Inc., Senior Notes	4.500%	3/15/29	175,000	171,033	(a)
Total Consumer Discretionary				21,113,015
Consumer Staples — 2.6%
Food Products — 1.8%
Amaggi Luxembourg International Sarl, Senior Notes	5.250%	1/28/28	380,000	365,140	(a)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., Senior Notes	5.125%	2/1/28	3,535,000	3,517,594
Minerva Luxembourg SA, Senior Notes	4.375%	3/18/31	355,000	293,037	(a)
Minerva Luxembourg SA, Senior Notes	8.875%	9/13/33	1,180,000	1,249,672	(a)
Pilgrim’s Pride Corp., Senior Notes	4.250%	4/15/31	2,400,000	2,170,709
Total Food Products				7,596,152
Tobacco — 0.8%
Turning Point Brands Inc., Senior Secured Notes	5.625%	2/15/26	1,570,000	1,466,602	(a)
Vector Group Ltd., Senior Secured Notes	5.750%	2/1/29	2,100,000	1,924,823	(a)
Total Tobacco				3,391,425
Total Consumer Staples				10,987,577
Energy — 15.4%
Oil, Gas & Consumable Fuels — 15.4%
Aethon United BR LP/Aethon United Finance Corp., Senior Notes	8.250%	2/15/26	960,000	965,779	(a)
Baytex Energy Corp., Senior Notes	8.750%	4/1/27	3,500,000	3,619,843	(a)
Baytex Energy Corp., Senior Notes	8.500%	4/30/30	3,210,000	3,324,822	(a)
Callon Petroleum Co., Senior Notes	8.000%	8/1/28	4,950,000	5,060,845	(a)
CITGO Petroleum Corp., Senior Secured Notes	7.000%	6/15/25	5,740,000	5,735,565	(a)

See Notes to Financial Statements.

16	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

BrandywineGLOBAL—Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Civitas Resources Inc., Senior Notes	8.375%	7/1/28	1,740,000	$1,818,639	(a)
CNX Resources Corp., Senior Notes	7.250%	3/14/27	4,210,000	4,255,072	(a)
Devon Energy Corp., Senior Notes	5.600%	7/15/41	2,480,000	2,401,616
Ecopetrol SA, Senior Notes	4.125%	1/16/25	685,000	669,778
Ecopetrol SA, Senior Notes	8.875%	1/13/33	590,000	641,717
Energian Israel Finance Ltd., Senior Secured Notes	4.875%	3/30/26	2,530,000	2,338,353	(b)
Energian Israel Finance Ltd., Senior Secured Notes	5.375%	3/30/28	2,180,000	1,921,221	(b)
Geopark Ltd., Senior Notes	5.500%	1/17/27	650,000	576,123	(a)
Leviathan Bond Ltd., Senior Secured Notes	6.125%	6/30/25	2,380,000	2,313,598	(b)
Leviathan Bond Ltd., Senior Secured Notes	6.750%	6/30/30	320,000	292,978	(b)
Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp., Senior Notes	6.000%	8/1/26	2,310,000	2,254,652	(a)
New Fortress Energy Inc., Senior Secured Notes	6.500%	9/30/26	1,845,000	1,773,613	(a)
PDC Energy Inc., Senior Notes	5.750%	5/15/26	1,090,000	1,088,608
Petroleos Mexicanos, Senior Notes	5.350%	2/12/28	12,500,000	10,852,230
Talos Production Inc., Secured Notes	12.000%	1/15/26	3,659,000	3,766,483
Teine Energy Ltd., Senior Notes	6.875%	4/15/29	3,100,000	2,927,559	(a)
Var Energi ASA, Senior Notes	7.500%	1/15/28	255,000	270,657	(a)
Var Energi ASA, Senior Notes	8.000%	11/15/32	520,000	584,613	(a)
Venture Global LNG Inc., Senior Secured Notes	8.125%	6/1/28	3,500,000	3,537,824	(a)
YPF SA, Senior Secured Notes	9.000%	2/12/26	2,243,077	2,282,616	(b)
Total Energy				65,274,804
Financials — 16.5%
Banks — 2.4%
Banco do Brasil SA, Senior Notes	3.250%	9/30/26	480,000	456,105	(a)
HSBC Holdings PLC, Senior Notes (4.292% to 9/12/25 then 3 mo. Term SOFR + 1.609%)	4.292%	9/12/26	600,000	587,915	(c)
KeyBank NA, Senior Notes (SOFR + 0.320%)	5.734%	6/14/24	4,470,000	4,420,710	(c)
NatWest Group PLC, Junior Subordinated Notes (4.600% to 12/28/31 then 5 year Treasury Constant Maturity Rate + 3.100%)	4.600%	6/28/31	340,000	255,995	(c)(d)

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	17

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL—Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Texas Capital Bancshares Inc., Subordinated Notes (4.000% to 5/6/26 then 5 year Treasury Constant Maturity Rate + 3.150%)	4.000%	5/6/31	1,080,000	$937,829	(c)
Truist Financial Corp., Senior Notes (6.047% to 6/8/26 then SOFR + 2.050%)	6.047%	6/8/27	3,380,000	3,441,224	(c)
Total Banks				10,099,778
Capital Markets — 7.6%
Antares Holdings LP, Senior Notes	2.750%	1/15/27	645,000	571,906	(a)
Antares Holdings LP, Senior Notes	7.950%	8/11/28	2,640,000	2,735,493	(a)
Ares Capital Corp., Senior Notes	3.250%	7/15/25	745,000	713,832
Ares Capital Corp., Senior Notes	2.150%	7/15/26	4,294,000	3,916,895
Ares Capital Corp., Senior Notes	7.000%	1/15/27	2,930,000	3,015,470
Ares Capital Corp., Senior Notes	2.875%	6/15/28	300,000	266,081
Bain Capital Specialty Finance Inc., Senior Notes	2.950%	3/10/26	1,105,000	1,029,585
Blackstone Secured Lending Fund, Senior Notes	3.625%	1/15/26	3,480,000	3,321,338
Blackstone Secured Lending Fund, Senior Notes	2.125%	2/15/27	480,000	426,833
Blackstone Secured Lending Fund, Senior Notes	2.850%	9/30/28	250,000	216,708
Blue Owl Capital Corp., Senior Notes	4.000%	3/30/25	560,000	544,490
Blue Owl Capital Corp., Senior Notes	2.625%	1/15/27	365,000	329,236
Blue Owl Credit Income Corp., Senior Notes	3.125%	9/23/26	1,300,000	1,187,980
Blue Owl Credit Income Corp., Senior Notes	7.750%	9/16/27	510,000	526,279
Blue Owl Finance LLC, Senior Notes	3.125%	6/10/31	1,035,000	853,947	(a)
Blue Owl Technology Finance Corp., Senior Notes	4.750%	12/15/25	685,000	648,250	(a)
Blue Owl Technology Finance Corp., Senior Notes	3.750%	6/17/26	835,000	763,902	(a)
FS KKR Capital Corp., Senior Notes	3.125%	10/12/28	725,000	632,542
Golub Capital BDC Inc., Senior Notes	2.500%	8/24/26	1,080,000	979,484
Golub Capital BDC Inc., Senior Notes	2.050%	2/15/27	65,000	57,113
Golub Capital BDC Inc., Senior Notes	7.050%	12/5/28	2,200,000	2,308,521
Hercules Capital Inc., Senior Notes	2.625%	9/16/26	1,868,000	1,687,129
Main Street Capital Corp., Senior Notes	3.000%	7/14/26	1,215,000	1,113,390
UBS Group AG, Senior Notes (6.537% to 8/12/32 then SOFR + 3.920%)	6.537%	8/12/33	4,140,000	4,420,598	(a)(c)
Total Capital Markets				32,267,002

See Notes to Financial Statements.

18	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

BrandywineGLOBAL—Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 3.9%
Capital One Financial Corp., Senior Notes (6.312% to 6/8/28 then SOFR + 2.640%)	6.312%	6/8/29	750,000		$769,775	(c)
Capital One Financial Corp., Senior Notes (7.624% to 10/30/30 then SOFR + 3.070%)	7.624%	10/30/31	1,060,000		1,165,820	(c)
Credit Acceptance Corp., Senior Notes	9.250%	12/15/28	2,700,000		2,881,440	(a)
PRA Group Inc., Senior Notes	5.000%	10/1/29	2,740,000		2,264,884	(a)
Synchrony Bank, Senior Notes	5.400%	8/22/25	5,560,000		5,479,644
Synchrony Financial, Subordinated Notes	7.250%	2/2/33	2,460,000		2,443,036
World Acceptance Corp., Senior Notes	7.000%	11/1/26	2,000,000		1,804,119	(a)
Total Consumer Finance					16,808,718
Financial Services — 1.3%
Burford Capital Global Finance LLC, Senior Notes	6.250%	4/15/28	1,798,000		1,727,839	(a)
GGAM Finance Ltd., Senior Notes	7.750%	5/15/26	3,300,000		3,353,009	(a)
Global Payments Inc., Senior Notes	1.200%	3/1/26	360,000		330,887
Total Financial Services					5,411,735
Insurance — 1.3%
Athene Global Funding, Secured Notes	0.914%	8/19/24	4,660,000		4,515,534	(a)
RenaissanceRe Holdings Ltd., Senior Notes	5.750%	6/5/33	860,000		867,899
Total Insurance					5,383,433
Total Financials					69,970,666
Health Care — 1.7%
Health Care Providers & Services — 0.8%
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	3/15/26	474,000		472,847	(a)
DaVita Inc., Senior Notes	4.625%	6/1/30	1,970,000		1,721,534	(a)
Star Parent Inc., Senior Secured Notes	9.000%	10/1/30	1,120,000		1,181,715	(a)
Total Health Care Providers & Services					3,376,096
Pharmaceuticals — 0.9%
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	3,810,000		3,846,183
Total Health Care					7,222,279
Industrials — 7.3%
Aerospace & Defense — 1.1%
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	1,330,000		1,285,507	(a)
Avolon Holdings Funding Ltd., Senior Notes	6.375%	5/4/28	3,310,000		3,377,990	(a)
Total Aerospace & Defense					4,663,497
Air Freight & Logistics — 0.1%
FedEx Corp., Senior Notes	0.450%	5/4/29	370,000	EUR	355,499

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	19

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL—Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.2%
AmeriTex HoldCo Intermediate LLC, Senior Secured Notes	10.250%	10/15/28	930,000	$954,413	(a)
Commercial Services & Supplies — 0.1%
Harsco Corp., Senior Notes	5.750%	7/31/27	395,000	368,604	(a)
Construction & Engineering — 0.7%
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par, Senior Secured Notes	4.050%	4/27/26	1,390,000	1,263,586	(a)
MasTec Inc., Senior Notes	4.500%	8/15/28	1,763,000	1,657,777	(a)
Total Construction & Engineering				2,921,363
Electrical Equipment — 1.2%
Regal Rexnord Corp., Senior Notes	6.300%	2/15/30	310,000	318,312	(a)
Regal Rexnord Corp., Senior Notes	6.400%	4/15/33	310,000	323,356	(a)
WESCO Distribution Inc., Senior Notes	7.125%	6/15/25	4,250,000	4,284,179	(a)
Total Electrical Equipment				4,925,847
Ground Transportation — 0.5%
Rumo Luxembourg Sarl, Senior Notes	4.200%	1/18/32	675,000	575,316	(a)
Uber Technologies Inc., Senior Notes	8.000%	11/1/26	1,760,000	1,793,873	(a)
Total Ground Transportation				2,369,189
Passenger Airlines — 3.4%
Air Canada, Senior Secured Notes	3.875%	8/15/26	2,030,000	1,940,720	(a)
Air Canada Pass-Through Trust	3.600%	3/15/27	2,925,751	2,754,774	(a)
Air Canada Pass-Through Trust	5.250%	4/1/29	953,022	935,426	(a)
Air Canada Pass-Through Trust	3.300%	1/15/30	297,600	267,704	(a)
Allegiant Travel Co., Senior Secured Notes	7.250%	8/15/27	2,260,000	2,213,910	(a)
Continental Airlines Pass-Through Trust	4.000%	10/29/24	1,694,425	1,657,527
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	521,008	513,295	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	1,074,500	1,078,335	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	3,040,000	2,946,968
Total Passenger Airlines				14,308,659
Total Industrials				30,867,071

See Notes to Financial Statements.

20	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

BrandywineGLOBAL—Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 2.6%
Communications Equipment — 1.1%
Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes	6.750%	10/1/26	2,100,000	$2,089,258	(a)
Viasat Inc., Senior Secured Notes	5.625%	4/15/27	2,430,000	2,353,589	(a)
Total Communications Equipment				4,442,847
Electronic Equipment, Instruments & Components — 0.9%
Vontier Corp., Senior Notes	1.800%	4/1/26	2,010,000	1,850,300
Vontier Corp., Senior Notes	2.400%	4/1/28	610,000	536,586
Vontier Corp., Senior Notes	2.950%	4/1/31	1,590,000	1,341,097
Total Electronic Equipment, Instruments & Components				3,727,983
Semiconductors & Semiconductor Equipment — 0.2%
Broadcom Inc., Senior Notes	1.950%	2/15/28	1,010,000	906,616	(a)
Software — 0.2%
MicroStrategy Inc., Senior Secured Notes	6.125%	6/15/28	1,026,000	996,456	(a)
Technology Hardware, Storage & Peripherals — 0.2%
Seagate HDD Cayman, Senior Notes	4.125%	1/15/31	1,000,000	895,239
Total Information Technology				10,969,141
Materials — 6.7%
Chemicals — 2.1%
Braskem Idesa SAPI, Senior Secured Notes	7.450%	11/15/29	610,000	384,038	(a)
Braskem Netherlands Finance BV, Senior Notes	8.500%	1/12/31	1,570,000	1,462,063	(a)
Mativ Holdings Inc., Senior Notes	6.875%	10/1/26	2,445,000	2,348,084	(a)
Valvoline Inc., Senior Notes	4.250%	2/15/30	4,930,000	4,895,289	(a)
Total Chemicals				9,089,474
Containers & Packaging — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.125%	8/15/26	2,020,000	1,844,957	(a)
Graham Packaging Co. Inc., Senior Notes	7.125%	8/15/28	1,030,000	928,241	(a)
Graphic Packaging International LLC, Senior Secured Notes	1.512%	4/15/26	1,339,000	1,216,125	(a)
Total Containers & Packaging				3,989,323
Metals & Mining — 3.7%
CSN Resources SA, Senior Notes	8.875%	12/5/30	660,000	688,393	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,600,000	1,527,048	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	2,045,000	1,833,231	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	2,705,000	2,302,631	(a)
Glencore Funding LLC, Senior Notes	4.875%	3/12/29	1,020,000	1,020,225	(a)
Hudbay Minerals Inc., Senior Notes	4.500%	4/1/26	1,635,000	1,585,373	(a)

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	21

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL—Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Mineral Resources Ltd., Senior Notes	8.125%	5/1/27	690,000		$701,913	(a)
Mineral Resources Ltd., Senior Notes	9.250%	10/1/28	1,250,000		1,331,275	(a)
Taseko Mines Ltd., Senior Secured Notes	7.000%	2/15/26	4,705,000		4,471,533	(a)
Total Metals & Mining					15,461,622
Total Materials					28,540,419
Real Estate — 0.5%
Diversified REITs — 0.3%
Trust Fibra Uno, Senior Notes	4.869%	1/15/30	1,030,000		933,526	(b)
VICI Properties LP/VICI Note Co. Inc., Senior Notes	4.625%	6/15/25	460,000		452,122	(a)
Total Diversified REITs					1,385,648
Specialized REITs — 0.2%
Outfront Media Capital LLC/Outfront Media Capital Corp., Senior Notes	4.250%	1/15/29	780,000		704,601	(a)
Total Real Estate					2,090,249
Utilities — 0.4%
Electric Utilities — 0.4%
AES Panama Generation Holdings SRL, Senior Secured Notes	4.375%	5/31/30	839,691		706,558	(a)
DPL Inc., Senior Notes	4.125%	7/1/25	1,285,000		1,253,884
Total Utilities					1,960,442
Total Corporate Bonds & Notes (Cost — $264,676,545)					262,919,213
Sovereign Bonds — 20.9%
Brazil — 2.4%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	48,790,000	BRL	10,093,647
Colombia — 5.0%
Colombian TES, Bonds	7.000%	3/26/31	75,740,000,000	COP	16,871,365
Colombian TES, Bonds	7.250%	10/26/50	22,787,000,000	COP	4,286,226
Total Colombia					21,157,591
Mexico — 4.5%
Mexican Bonos, Bonds	8.000%	7/31/53	364,100,000	MXN	19,044,439
Spain — 3.0%
Spain Government Bond, Senior Notes	1.900%	10/31/52	16,900,000	EUR	12,937,083	(b)
United Kingdom — 6.0%
United Kingdom Gilt, Senior Notes	3.750%	10/22/53	21,220,000	GBP	25,264,252	(b)
Total Sovereign Bonds (Cost — $77,142,694)					88,497,012

See Notes to Financial Statements.

22	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

BrandywineGLOBAL—Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) —4.5%
BX Commercial Mortgage Trust, 2021-VOLT F (1 mo. Term SOFR + 2.514%)	7.876%	9/15/36	260,000	$248,429	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (30 Day Average SOFR + 5.214%)	10.552%	6/25/50	824,334	904,101	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-HQA4 B1 (30 Day Average SOFR + 5.364%)	10.702%	9/25/50	594,048	646,887	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	8.387%	1/25/34	1,935,000	1,956,724	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA4 M1B (30 Day Average SOFR + 3.350%)	8.687%	5/25/42	1,500,000	1,562,876	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP2 B1 (30 Day Average SOFR + 4.314%)	9.652%	2/25/47	2,810,000	3,080,210	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020-HQA5 B1 (30 Day Average SOFR + 4.000%)	9.337%	11/25/50	1,500,000	1,630,411	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-HQA1 M2 (30 Day Average SOFR + 2.250%)	7.587%	8/25/33	2,262,904	2,259,691	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C02 2M2C (30 Day Average SOFR + 3.764%)	9.102%	9/25/29	845,000	885,616	(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 2M2 (30 Day Average SOFR + 2.914%)	8.252%	2/25/30	567,637	586,431	(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R01 2B1 (30 Day Average SOFR + 4.464%)	9.802%	7/25/31	60,000	64,227	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (30 Day Average SOFR + 4.214%)	9.552%	7/25/39	610,298	633,916	(a)(c)

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	23

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL—Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (30 Day Average SOFR + 3.514%)	8.852%	10/25/39	115,000	$116,998	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (30 Day Average SOFR + 3.364%)	8.702%	1/25/40	1,450,000	1,468,870	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-R02 2M2 (30 Day Average SOFR + 2.114%)	7.452%	1/25/40	2,874,752	2,898,162	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $18,459,678)				18,943,549
Mortgage-Backed Securities — 4.3%
FHLMC — 2.2%
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	9/1/52-10/1/52	9,482,644	9,198,620
FNMA — 2.1%
Federal National Mortgage Association (FNMA)	4.500%	9/1/52	9,429,684	9,147,247
Total Mortgage-Backed Securities (Cost — $18,578,864)				18,345,867
Senior Loans — 1.6%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Flutter Entertainment PLC, Third Amendment 2028 Term Loan B (3 mo. Term SOFR + 3.512%)	8.902%	7/22/28	413,012	414,962	(c)(f)(g)
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
New Fortress Energy Inc., Initial Term Loan (3 mo. Term SOFR + 5.000%)	10.390%	10/30/28	4,000,000	3,950,000	(c)(f)(g)
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Star Parent Inc., Term Loan B (3 mo. Term SOFR + 4.000%)	9.348%	9/28/30	1,150,000	1,139,299	(c)(f)(g)
Information Technology — 0.3%
IT Services — 0.3%
Sabre GLBL Inc., 2022 Term Loan B2 (1 mo. Term SOFR + 5.100%)	10.456%	6/30/28	1,426,476	1,275,269	(c)(f)(g)
Total Senior Loans (Cost — $6,565,465)				6,779,530

See Notes to Financial Statements.

24	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

BrandywineGLOBAL—Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 0.9%
Communication Services — 0.5%
Media — 0.5%
DISH Network Corp., Senior Notes	3.375%	8/15/26	3,949,000	$2,112,715
Industrials — 0.4%
Air Freight & Logistics — 0.4%
Air Transport Services Group Inc., Senior Notes	3.875%	8/15/29	2,000,000	1,785,000	(a)
Total Convertible Bonds & Notes (Cost — $5,311,895)				3,897,715
Total Investments before Short-Term Investments (Cost — $390,735,141)				399,382,886

			Shares
Short-Term Investments — 3.0%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $12,658,328)	5.279%		12,658,328	12,658,328	(h)(i)
Total Investments — 97.2% (Cost — $403,393,469)				412,041,214
Other Assets in Excess of Liabilities — 2.8%				11,734,678
Total Net Assets — 100.0%				$423,775,892

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	25

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL—Flexible Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	Rate shown is one-day yield as of the end of the reporting period.

(i)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2023, the total market value of investments in Affiliated Companies was $12,658,328 and the cost was $12,658,328 (Note 8).

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

MXN	— Mexican Peso

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

26	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

BrandywineGLOBAL—Flexible Bond Fund

At December 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
Euro-Buxl	83	3/24	$12,284,411	$12,985,499	$701,088
U.S. Treasury Ultra 10-Year Notes	763	3/24	86,262,224	90,045,926	3,783,702
Net unrealized appreciation on open futures contracts					$4,484,790

Abbreviation(s) used in this table:

Buxl	— Ultra Long German Bond

At December 31, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	3,500,000,000	USD	3,905,814	Morgan Stanley & Co. Inc.	1/26/24	$59,343
CLP	3,570,000,000	USD	3,857,583	Morgan Stanley & Co. Inc.	1/26/24	186,878
CLP	6,940,000,000	USD	7,447,950	Morgan Stanley & Co. Inc.	1/26/24	414,391
MXN	169,000,000	USD	9,277,762	Citibank N.A.	1/29/24	620,735
MXN	8,500,000	USD	466,605	JPMorgan Chase & Co.	1/29/24	31,248
USD	4,404,556	MXN	75,500,000	JPMorgan Chase & Co.	1/29/24	(17,554)
USD	4,551,796	MXN	78,200,000	JPMorgan Chase & Co.	1/29/24	(28,455)
USD	1,905,816	EUR	1,730,000	HSBC Securities Inc.	2/7/24	(7,104)
USD	3,839,534	EUR	3,560,000	HSBC Securities Inc.	2/7/24	(96,878)
USD	7,802,554	EUR	7,210,000	HSBC Securities Inc.	2/7/24	(169,786)
JPY	1,154,000,000	USD	8,099,098	JPMorgan Chase & Co.	3/15/24	183,146
Net unrealized appreciation on open forward foreign currency contracts						$1,175,964

Abbreviation(s) used in this table:

CLP	— Chilean Peso

EUR	— Euro

JPY	— Japanese Yen

MXN	— Mexican Peso

USD	— United States Dollar

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	27

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL—Flexible Bond Fund

At December 31, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount2*		Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.34 Index	14,685,000		6/20/25	1.000% quarterly	$164,193	$46,063	$118,130
Markit iTraxx Europe Index	295,000	EUR	12/20/24	1.000% quarterly	2,877	17	2,860
Markit iTraxx Europe Index	5,150,000	EUR	6/20/25	1.000% quarterly	71,312	43,912	27,400
Total					$238,382	$89,992	$148,390

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

† Percentage shown is an annual percentage rate.

* Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this table:
EUR	— Euro

See Notes to Financial Statements.

28	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

BrandywineGLOBAL—Flexible Bond Fund

Summary of Investments by Country* (unaudited)
United States	52.4%
Mexico	7.6
United Kingdom	7.2
Canada	6.1
Colombia	5.6
Brazil	3.7
Spain	3.1
Israel	2.6
Ireland	2.0
Zambia	1.4
Switzerland	1.1
Australia	0.7
Italy	0.6
Argentina	0.5
Chile	0.5
Czech Republic	0.4
Jersey	0.4
China	0.2
Luxembourg	0.2
Bermuda	0.2
Norway	0.2
Panama	0.2
Short-Term Investments	3.1
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2023 and are subject to change.

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	29

Statement of assets and liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $390,735,141)	$399,382,886
Investments in affiliated securities, at value (Cost — $12,658,328)	12,658,328
Foreign currency, at value (Cost — $549)	567
Interest receivable	6,919,469
Deposits with brokers for open futures contracts	2,165,486
Unrealized appreciation on forward foreign currency contracts	1,495,741
Receivable for Fund shares sold	1,355,107
Foreign currency collateral for open futures contracts, at value (Cost — $929,194)	941,251
Deposits with brokers for centrally cleared swap contracts	400,215
Receivable from brokers — net variation margin on centrally cleared swap contracts	96,900
Dividends receivable from affiliated investments	60,481
Prepaid expenses	17,832
Total Assets	425,494,263

Liabilities:
Deposits from brokers for OTC derivatives	510,000
Unrealized depreciation on forward foreign currency contracts	319,777
Payable to brokers — net variation margin on open futures contracts	311,596
Payable for Fund shares repurchased	191,407
Investment management fee payable	184,022
Due to custodian	16,129
Service and/or distribution fees payable	12,840
Trustees’ fees payable	3,598
Accrued expenses	169,002
Total Liabilities	1,718,371
Total Net Assets	$423,775,892

Net Assets:
Par value (Note 7)	$434
Paid-in capital in excess of par value	452,318,399
Total distributable earnings (loss)	(28,542,941)
Total Net Assets	$423,775,892

See Notes to Financial Statements.

30	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

Net Assets:
Class A	$45,310,241
Class C	$4,483,486
Class I	$282,909,508
Class IS	$91,072,657

Shares Outstanding:
Class A	4,646,449
Class C	463,140
Class I	28,978,696
Class IS	9,316,767

Net Asset Value:
Class A (and redemption price)	$9.75
Class C*	$9.68
Class I (and redemption price)	$9.76
Class IS (and redemption price)	$9.78
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%)	$10.13

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	31

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Interest	$23,989,605
Dividends from affiliated investments	944,080
Less: Foreign taxes withheld	(105,785)
Total Investment Income	24,827,900

Expenses:
Investment management fee (Note 2)	2,103,695
Transfer agent fees (Notes 2 and 5)	280,017
Service and/or distribution fees (Notes 2 and 5)	115,618
Registration fees	99,138
Fund accounting fees	77,238
Audit and tax fees	46,322
Custody fees	45,422
Legal fees	33,528
Trustees’ fees	23,605
Shareholder reports	18,228
Commitment fees (Note 9)	3,200
Insurance	2,198
Interest expense	350
Miscellaneous expenses	17,375
Total Expenses	2,865,934
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(23,949)
Net Expenses	2,841,985
Net Investment Income	21,985,915

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(8,822,378)	†
Futures contracts	(11,899,087)
Swap contracts	144,144
Forward foreign currency contracts	(2,599,834)
Foreign currency transactions	(135,586)
Net Realized Loss	(23,312,741)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	25,264,914
Futures contracts	5,617,477
Swap contracts	309,696
Forward foreign currency contracts	340,633
Foreign currencies	130,980
Change in Net Unrealized Appreciation (Depreciation)	31,663,700
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	8,350,959
Increase in Net Assets From Operations	$30,336,874

†	Net of foreign capital gains tax of $57,271.

See Notes to Financial Statements.

32	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2023	2022

Operations:
Net investment income	$21,985,915	$7,094,440
Net realized loss	(23,312,741)	(19,134,475)
Change in net unrealized appreciation (depreciation)	31,663,700	(16,814,893)
Increase (Decrease) in Net Assets From Operations	30,336,874	(28,854,928)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(21,900,060)	(6,076,005)
Return of capital	—	(1,009,029)
Decrease in Net Assets From Distributions to Shareholders	(21,900,060)	(7,085,034)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	394,294,251	228,348,447
Reinvestment of distributions	21,617,765	7,043,732
Cost of shares repurchased	(224,373,612)	(218,460,258)
Increase in Net Assets From Fund Share Transactions	191,538,404	16,931,921
Increase (Decrease) in Net Assets	199,975,218	(19,008,041)

Net Assets:
Beginning of year	223,800,674	242,808,715
End of year	$423,775,892	$223,800,674

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	33

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$9.41	$10.89	$11.09	$10.01	$9.59

Income (loss) from operations:
Net investment income	0.53	0.28	0.27	0.29	0.25
Net realized and unrealized gain (loss)	0.31	(1.48)	(0.18)	1.18	0.75
Total income (loss) from operations	0.84	(1.20)	0.09	1.47	1.00

Less distributions from:
Net investment income	(0.50)	(0.24)	(0.27)	(0.30)	(0.46)
Net realized gains	—	—	(0.02)	(0.09)	(0.12)
Return of capital	—	(0.04)	—	—	—
Total distributions	(0.50)	(0.28)	(0.29)	(0.39)	(0.58)

Net asset value, end of year	$9.75	$9.41	$10.89	$11.09	$10.01
Total return[2]	9.33%	(11.15)%	0.79%	14.84%	10.41%

Net assets, end of year (000s)	$45,310	$23,467	$20,721	$18,028	$165

Ratios to average net assets:
Gross expenses	0.98%	1.10%	1.07%	1.97%	4.05%
Net expenses[3,4]	0.97	1.04	0.95	0.96	0.98
Net investment income	5.55	2.81	2.41	2.73	2.45

Portfolio turnover rate	138%	122%	55%	104%	356%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

34	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2023	2022	2021[2]

Net asset value, beginning of year	$9.35	$10.88	$11.03

Income (loss) from operations:
Net investment income	0.46	0.28	0.03
Net realized and unrealized gain (loss)	0.32	(1.56)	(0.10)
Total income (loss) from operations	0.78	(1.28)	(0.07)

Less distributions from:
Net investment income	(0.45)	(0.18)	(0.06)
Net realized gains	—	—	(0.02)
Return of capital	—	(0.07)	—
Total distributions	(0.45)	(0.25)	(0.08)

Net asset value, end of year	$9.68	$9.35	$10.88
Total return[3]	8.54%	(11.79)%	(0.68)%

Net assets, end of year (000s)	$4,483	$1,280	$43

Ratios to average net assets:
Gross expenses	1.70%	1.86%[4]	2.05%[5]
Net expenses[6,7]	1.70	1.80 [4]	1.85 [5]
Net investment income	4.92	2.91	1.07 [5]

Portfolio turnover rate	138%	122%	55%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 30, 2021 (inception date) to December 31, 2021.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[8]	For the year ended December 31, 2021.

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$9.41	$10.90	$11.10	$10.01	$9.59

Income (loss) from operations:
Net investment income	0.55	0.31	0.28	0.36	0.28
Net realized and unrealized gain (loss)	0.32	(1.49)	(0.16)	1.13	0.75
Total income (loss) from operations	0.87	(1.18)	0.12	1.49	1.03

Less distributions from:
Net investment income	(0.52)	(0.26)	(0.30)	(0.31)	(0.49)
Net realized gains	—	—	(0.02)	(0.09)	(0.12)
Return of capital	—	(0.05)	—	—	—
Total distributions	(0.52)	(0.31)	(0.32)	(0.40)	(0.61)

Net asset value, end of year	$9.76	$9.41	$10.90	$11.10	$10.01
Total return[2]	9.54%	(10.86)%	1.05%	15.00%	10.84%

Net assets, end of year (000s)	$282,910	$150,839	$115,293	$22,371	$126

Ratios to average net assets:
Gross expenses	0.75%	0.85%	0.82%	1.69%	3.75%
Net expenses[3,4]	0.75	0.75	0.70	0.68	0.68
Net investment income	5.76	3.16	2.55	3.30	2.75

Portfolio turnover rate	138%	122%	55%	104%	356%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

36	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$9.42	$10.91	$11.11	$10.02	$9.59

Income (loss) from operations:
Net investment income	0.56	0.30	0.29	0.32	0.28
Net realized and unrealized gain (loss)	0.33	(1.47)	(0.17)	1.18	0.76
Total income (loss) from operations	0.89	(1.17)	0.12	1.50	1.04

Less distributions from:
Net investment income	(0.53)	(0.28)	(0.30)	(0.32)	(0.49)
Net realized gains	—	—	(0.02)	(0.09)	(0.12)
Return of capital	—	(0.04)	—	—	—
Total distributions	(0.53)	(0.32)	(0.32)	(0.41)	(0.61)

Net asset value, end of year	$9.78	$9.42	$10.91	$11.11	$10.02
Total return[2]	9.74%	(10.77)%	1.09%	15.12%	10.87%

Net assets, end of year (000s)	$91,073	$48,214	$106,752	$27,676	$6,140

Ratios to average net assets:
Gross expenses	0.65%	0.71%	0.77%	1.66%	3.73%[3]
Net expenses[4,5]	0.65	0.65	0.65	0.65	0.65 [3]
Net investment income	5.80	2.96	2.65	2.99	2.78

Portfolio turnover rate	138%	122%	55%	104%	356%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Flexible Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

38	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	39

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$262,919,213	—	$262,919,213
Sovereign Bonds	—	88,497,012	—	88,497,012
Collateralized Mortgage Obligations	—	18,943,549	—	18,943,549
Mortgage-Backed Securities	—	18,345,867	—	18,345,867
Senior Loans	—	6,779,530	—	6,779,530
Convertible Bonds & Notes	—	3,897,715	—	3,897,715
Total Long-Term Investments	—	399,382,886	—	399,382,886
Short-Term Investments†	$12,658,328	—	—	12,658,328
Total Investments	$12,658,328	$399,382,886	—	$412,041,214
Other Financial Instruments:
Futures Contracts††	$4,484,790	—	—	$4,484,790
Forward Foreign Currency Contracts††	—	$1,495,741	—	1,495,741
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	148,390	—	148,390
Total Other Financial Instruments	$4,484,790	$1,644,131	—	$6,128,921
Total	$17,143,118	$401,027,017	—	$418,170,135

40	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$319,777	—	$319,777

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	41

Notes to financial statements (cont’d)

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2023, the total notional value of all credit default swaps to sell protection was EUR 5,445,000 and $14,685,000. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

42	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

For average notional amounts of swaps held during the year ended December 31, 2023, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	43

Notes to financial statements (cont’d)

the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

44	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	45

Notes to financial statements (cont’d)

contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

46	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

As of December 31, 2023, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $319,777. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

At December 31, 2023, the fund held cash collateral from Morgan Stanley & Co. Inc. in the amount of $510,000. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	47

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(768,056)	$768,056

(a)	Reclassifications are due to distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. FTFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

FTFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. FTFA has delegated to Brandywine Global the day-to-day portfolio management of the Fund. For its services, FTFA pays Brandywine Global a fee monthly, at an annual rate equal to 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.10%, 1.85%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent

48	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $23,949, which included an affiliated money market fund waiver of $16,553.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA and respective dates of expiration as follows:

	Class A	Class C	Class I	Class IS
Expires December 31, 2024	$24,266	$7	$65,710	$51,105
Expires December 31, 2025	15,712	315	143,207	43,131
Expires December 31, 2026	—	—	6,545	851
Total fee waivers/expense reimbursements subject to recapture	$39,978	$322	$215,462	$95,087

For the year ended December 31, 2023, FTFA did not recapture any fees.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended December 31, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $7,595 was earned by Investor Services.

There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	49

Notes to financial statements (cont’d)

current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$10,594	—
CDSCs	511	$3

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$375,698,254	$265,180,138
Sales	209,443,227	261,115,265

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$403,401,684	$17,127,133	$(8,487,603)	$8,639,530
Futures contracts	—	4,484,790	—	4,484,790
Forward foreign currency contracts	—	1,495,741	(319,777)	1,175,964
Swap contracts	89,992	148,390	—	148,390

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$4,484,790	—	—	$4,484,790
Forward foreign currency contracts	—	$1,495,741	—	1,495,741
Centrally cleared swap contracts[3]	—	—	$148,390	148,390
Total	$4,484,790	$1,495,741	$148,390	$6,128,921

50	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$319,777

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(11,899,087)	—	—	$(11,899,087)
Swap contracts	—	—	$144,144	144,144
Forward foreign currency contracts	—	$(2,599,834)	—	(2,599,834)
Total	$(11,899,087)	$(2,599,834)	$144,144	$(14,354,777)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$5,617,477	—	—	$5,617,477
Swap contracts	—	—	$309,696	309,696
Forward foreign currency contracts	—	$340,633	—	340,633
Total	$5,617,477	$340,633	$309,696	$6,267,806

During the year ended December 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$83,142,538
Futures contracts (to sell)†	43,527,496
Forward foreign currency contracts (to buy)	47,976,746
Forward foreign currency contracts (to sell)	37,258,824

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	51

Notes to financial statements (cont’d)

Average Notional Balance
Credit default swap contracts (buy protection)†	$3,248,881
Credit default swap contracts (sell protection)	39,145,096

†	At December 31, 2023, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Citibank N.A.	$620,735	—	$620,735	—	$620,735
HSBC Securities Inc.	—	$(273,768)	(273,768)	—	(273,768)
JPMorgan Chase & Co.	214,394	(46,009)	168,385	—	168,385
Morgan Stanley & Co. Inc.	660,612	—	660,612	$(510,000)	150,612
Total	$1,495,741	$(319,777)	$1,175,964	$(510,000)	$665,964

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$88,839	$28,149
Class C	26,779	1,571
Class I	—	243,685
Class IS	—	6,612
Total	$115,618	$280,017

52	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

For the year ended December 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,531
Class C	111
Class I	16,518
Class IS	5,789
Total	$23,949

6. Distributions to shareholders by class

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net Investment Income:
Class A	$2,074,445	$598,588
Class C	158,486	22,464
Class I	13,464,813	3,925,094
Class IS	6,202,316	1,529,859
Total	$21,900,060	$6,076,005

Return of Capital:
Class A	—	$99,406
Class C	—	3,731
Class I	—	651,832
Class IS	—	254,060
Total	—	$1,009,029

7. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,196,857	$30,553,833	2,826,366	$28,574,986
Shares issued on reinvestment	214,484	2,035,729	71,952	690,318
Shares repurchased	(1,260,070)	(11,831,520)	(2,306,244)	(22,382,665)
Net increase	2,151,271	$20,758,042	592,074	$6,882,639

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	53

Notes to financial statements (cont’d)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class C
Shares sold	524,871	$4,972,114	142,751	$1,393,161
Shares issued on reinvestment	16,767	157,845	2,741	25,796
Shares repurchased	(215,370)	(2,007,349)	(12,534)	(117,545)
Net increase	326,268	$3,122,610	132,958	$1,301,412

Class I
Shares sold	22,612,011	$216,101,285	16,547,420	$166,523,307
Shares issued on reinvestment	1,391,828	13,226,587	474,894	4,543,699
Shares repurchased	(11,050,871)	(104,782,191)	(11,575,055)	(114,829,242)
Net increase	12,952,968	$124,545,681	5,447,259	$56,237,764

Class IS
Shares sold	14,719,978	$142,667,019	3,073,901	$31,856,993
Shares issued on reinvestment	648,772	6,197,604	185,401	1,783,919
Shares repurchased	(11,169,464)	(105,752,552)	(7,927,326)	(81,130,806)
Net increase (decrease)	4,199,286	$43,112,071	(4,668,024)	$(47,489,894)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2023. The following transactions were effected in such company for the year ended December 31, 2023.

	Affiliate Value at December 31, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$17,617,308	$411,328,068	411,328,068	$416,287,048	416,287,048

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$944,080	—	$12,658,328

54	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$21,900,060	$6,076,005
Tax return of capital	—	1,009,029
Total distributions paid	$21,900,060	$7,085,034

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$246,425
Deferred capital losses*	(36,218,291)
Other book/tax temporary differences(a)	(7,137,562)
Unrealized appreciation (depreciation)(b)	14,566,487
Total distributable earnings (loss) — net	$(28,542,941)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	55

Notes to financial statements (cont’d)

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

56	BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL—Flexible Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Flexible Bond Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

BrandywineGLOBAL—Flexible Bond Fund 2023 Annual Report	57

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Flexible Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

58	BrandywineGLOBAL—Flexible Bond Fund

Independent Trustees† (cont’d)

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Corporate Money Funds Limited, HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL—Flexible Bond Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien**

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

60	BrandywineGLOBAL—Flexible Bond Fund

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

BrandywineGLOBAL—Flexible Bond Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

*	Effective February 7, 2024, Ms. Duersten retired from the Board.

**	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

62	BrandywineGLOBAL—Flexible Bond Fund

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

BrandywineGLOBAL—Flexible Bond Fund	63

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$12,366,429
Section 163(j) Interest Earned	§163(j)	$23,760,604
Interest Earned from Federal Obligations	Note (1)	$1,662,563

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

64	BrandywineGLOBAL—Flexible Bond Fund

BrandywineGLOBAL—

Flexible Bond Fund

Trustees

Andrew L. Breech

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien*

Chair

Thomas F. Schlafly

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC**

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.
**	Formerly known as Legg Mason Partners Fund Advisor, LLC.

BrandywineGLOBAL — Flexible Bond Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Flexible Bond Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Flexible Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

BWXX336422 2/24 SR24-4817

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $210,621 in December 31, 2022 and $210,621 in December 31, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $53,000 in December 31, 2022 and $53,000 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2022 and $0 in December 31, 2023, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $744,135 in December 31, 2022 and $752,124 in December 31, 2023.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Andrew L. Breech
Althea L. Duersten*
Stephen R. Gross
Susan M. Heilbron
Arnold L. Lehman
Robin J. W. Masters
Ken Miller
G. Peter O’Brien
Thomas F. Schlafly

* Effective February 7, 2024, Ms. Duersten retired from the Board.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 28, 2024